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                                                                   EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Valassis Communications, Inc. (the "Company"), does hereby certify, to the best of his knowledge and belief that:

         (1) The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or (15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002                     /s/ Robert L. Recchia
                                             ---------------------------
                                             Robert L. Recchia
                                             Chief Financial Officer